Exhibit 1.1

EXECUTION VERSION

1,300,000 Shares

MCBC Holdings, Inc.

Common Stock, par value $0.01 per share

UNDERWRITING AGREEMENT

December 8, 2016

December 8, 2016

B. Riley and Co., LLC
As the Underwriter

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Ladies and Gentlemen:

The Stockholders of MCBC HOLDINGS, INC., a Delaware corporation (the “Company”) listed on Schedule II hereto (the “Selling Stockholders”) propose, subject to the terms and conditions stated herein, to sell to B. Riley and Co., LLC (the “Underwriter”), an aggregate of 1,300,000 shares of common stock, par value $0.01 per share, of the Company (the “Firm Shares”), each Selling Stockholder selling up to the number of Shares (as defined below) set forth opposite such Selling Stockholder’s name in Schedule II hereto. In addition, if and to the extent that you, the Underwriter, shall have determined to exercise the right to purchase such shares of common stock granted to the Underwriter in Section 3 hereof, the Selling Stockholders severally propose to sell to the Underwriter up to an additional 195,000 shares of common stock (the “Additional Shares” and together with the Firm Shares, the “Shares”). The outstanding shares of common stock, par value $0.01 per share, of the Company are hereinafter referred to as the “Common Stock.”

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (registration no. 333-212812), including a prospectus, relating to the public offering of the Shares (the “Offering”), which registration statement and prospectus incorporate or are deemed to incorporate by reference documents that the Company has filed, or will file, with the Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The registration statement, as amended at the time it became effective, including the exhibits and documents filed as part thereof and information contained in or incorporated by referenced in the prospectus filed as part of the registration statement pursuant to Rule 424 under the Securities Act or otherwise deemed to be part of the registration statement pursuant to Rule 430A, 430B or 430C under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include the Rule 462 Registration Statement.  The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this underwriting agreement (the “Agreement”) file with or transmit for filing to, the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus supplement (in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriter by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) that meets the requirements of Section 10(a) of the Securities Act (the “Prospectus Supplement”). The term “Base Prospectus” means the prospectus dated August 10, 2016, relating to the Shares, in the form in which it has most recently been filed with the Commission as part of the Registration Statement.  The term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement.  The term “Preliminary Prospectus” means any preliminary prospectus supplement relating to the Offering, together with the Base Prospectus, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act.  The “Preliminary Prospectus” without reference to a time means the Preliminary Prospectus included in the Registration Statement or deemed a part of the Registration Statement pursuant to Rules 430A and 430B under the Securities Act immediately prior to the Time of Sale (as defined below).  The “Prospectus” shall be deemed to include the “electronic Prospectus” provided for use in connection with the Shares as contemplated by Section 7(b) of this Agreement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “issuer free writing prospectus” has the meaning set forth in Rule 433 under the Securities Act; “Time of Sale Prospectus” means the Preliminary Prospectus, together with the free writing prospectuses, if any, each identified in Schedule III hereto (each, a “Permitted Free Writing Prospectus”), and other information conveyed to purchasers of the Shares at or prior to the Time of Sale as set forth in Schedule III hereto; “Time of Sale” means 7:15 a.m. (Eastern Standard Time) on the date of this Agreement; “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act, and “bona fide electronic road show” has the meaning set forth in Rule 433(h)(5) under the Securities Act.  As used herein, “Testing-the-Waters Communication” means any oral or written communication by the Company or any person authorized to act on behalf of the Company, with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Permitted Testing-the-Waters Communication” means any Written Testing-the-Waters Communication specifically authorized and approved by the Company to be made by the Underwriter. As used herein, the terms “Registration Statement,” “Base Prospectus,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, deemed to be incorporated by reference therein, including, unless the context otherwise requires, the documents, if any, filed as exhibits to such incorporated documents. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, any Preliminary Prospectus, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference therein.

1.             Representations and Warranties of the Company.  The Company represents and warrants to and agrees with the Underwriter that:

(a)           The Company meets the requirements for the use of Form S-3 under the Securities Act. The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(b)           The Preliminary Prospectus filed as part of the Registration Statement or pursuant to Rule 424 under the Securities Act, when so filed, complied in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 424, 430A, 430B and 430C under the Securities Act).

(c)           (i) The Registration Statement, when it became effective and at the time of execution of this Agreement, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; (iii) the conditions to the use of Form S-3 in connection with the Offering as contemplated hereby have been satisfied; (iv) the Registration Statement meets, and the Offering as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act; (v) at the time of filing thereof, the Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) the Preliminary Prospectus furnished to the Underwriter for delivery to prospective investors complied in all material respects with the applicable requirements of the Securities Act (including without limitation the requirements of Section 10 of the Securities Act); (vii) the Time of Sale Prospectus at the Time of Sale did not, and at the Closing Date and, if applicable, at each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (viii) each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus and was accompanied or preceded by the then most recent Preliminary Prospectus, to the extent required by Rule 433 under the Securities Act; (ix) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (x) each individual Written Testing-the-Waters Communication, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were  made, not misleading; and (xi) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including without limitation Section 10(a) of the Securities Act) and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, the Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show, any Written Testing-the-Waters Communication or the Prospectus or any amendments or supplements (or prospectus wrapper) thereto based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein, it being agreed that the only information furnished by the Underwriter to the Company expressly for use therein are the statements contained in the thirteenth, fourteenth, fifteenth and sixteenth  paragraphs of the “Underwriting” section of the Time of Sale Prospectus and Prospectus (collectively, the “Underwriter Information”).

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied, comply and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the other information in the Registration Statement, the Preliminary Prospectus or the Prospectus, (a) at the time the Base Registration Statement originally became effective, (b) at the earlier of the time the Prospectus was first used and the Time of Sale and (c) at the Closing Date and at each Option Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus, the Permitted Free Writing Prospectuses and/or any Permitted Testing-the-Waters Communication; the

Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses, without the prior written consent of the Underwriter, other than the Permitted Free Writing Prospectuses, any Permitted Testing-the-Waters Communication and road shows furnished or presented to the Underwriter before first use.  Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance, in all material respects, with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by the Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rules 164 and Rule 433 under the Securities Act; the conditions set forth in Rule 433(b)(2) under the Securities Act are satisfied, and the Registration Statement relating to the Offering, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act, including a price range where required by rule; neither the Company nor the Underwriter are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act; each Permitted Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act; and, in the case of any bona fide electronic road shows by the Company, the Company has complied with the requirements of Rule 433(d)(8)(ii) under the Securities Act.

(e)           The Company was, at the time that the Registration Statement was initially filed and when it became effective, eligible to use Form S-3 to register the offering of the Shares contemplated hereby.  The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering contemplated by the Registration Statement.

(f)            From the time of initial filing of the Registration Statement, through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(g)           The Company (i) has not alone engaged in any Testing-the-Waters Communication, (ii) has not authorized anyone other than the Underwriter to engage in such communications, (iii) has not distributed any Written Testing-the-Waters Communication, and (iv) each Written Testing-the-Waters Communication, if any, does not and will not, conflict with the information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(h)           The Common Stock, including the Shares, is listed on the NASDAQ Global Select Market (the “Exchange”), and the Company has not received any notice from the Exchange regarding the delisting of such Shares.

(i)            Each of the Company and its subsidiaries has been duly organized, is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not individually or in the aggregate, reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), management or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”) or materially impair the ability of the Company to perform its obligations contemplated under this Agreement. All of the issued equity securities of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, security interests, equities or claims, except for any lien, encumbrance, security interests, equities or claims under the Senior Secured Credit Facility (as defined in the Prospectus) and as disclosed in the Registration Statement, Preliminary Prospectus and the Prospectus.

(j)            This Agreement has been duly authorized, executed and delivered by the Company.

(k)           The authorized, issued and outstanding capitalization of the Company is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subject, in each case, to the issuance of shares of common stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement, Time of Sale Prospectus and the Prospectus, as the case may be, and the grant of options under existing stock option plans described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.  The authorized capital stock of the Company conforms and will conform in all material respects, as to legal matters to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) no shares of Common Stock of the Company are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of Common Stock of the Company, (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company, and (iv) the Company has not granted to any person or entity a stock option or other equity-based award of or to purchase shares of Common Stock or any other securities of the Company pursuant to an equity-based compensation plan or otherwise.

(l)            The Shares to be sold by the Selling Stockholders have been duly authorized, are validly issued, fully paid and non-assessable and were not issued in violation of any preemptive or similar rights.

(m)          Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or constitute a default or a Debt Repayment Triggering Event (as defined below) under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any subsidiary; (ii) the articles or certificate of incorporation or bylaws (or charter  and other organizational documents) of the Company or any of its subsidiaries; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company or any of its subsidiaries (or any of their respective assets) is subject or bound, except in the case of clauses (i) and (iii) above, for any breach, violation, conflict, contravention, imposition or default as would not reasonably be expected to have a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving or notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption of repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(n)           No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange), is required in connection with the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance with Rule 462(b) under the Securities Act), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter, (iii) such approvals as have been obtained in connection with the listing of the Shares on the Exchange or (iv) under the FINRA Rules.

(o)           There are no actions, suits, claims, investigations, inquiries or proceedings (collectively, “Actions”) pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-

governmental regulatory authority (including, without limitation, the Exchange), other than such Actions that are accurately described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or such Actions that, if resolved adversely to the Company or any of its subsidiaries, would not, individually or in the aggregate, have a Material Adverse Effect, or, that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described.  There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p)           Neither the Company nor any of its subsidiaries is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q)           The Company’s securities are not rated by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(r)            BDO USA, LLP has certified certain financial statements and supporting schedules of the Company included in the Registration Statement, Time of Sale Prospectus and Prospectus, and is an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and as required by the Securities Act.

(s)            The historical audited and unaudited combined financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company and its subsidiaries for the periods specified comply in all material respects with the requirements of the Securities Act and the Exchange Act and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company and its subsidiaries to which such data relate; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required; the Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or “variable interest entities”), not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and all disclosures contained in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, fairly presents in all material respects the information called for therein and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(t)               All statistical or market-related data included in the Registration Statement, Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate in all material respects. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(u)              Except as otherwise described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (i) the Company, its subsidiaries, their products and their real property are and have at all times been in compliance with any and all applicable foreign and U.S. federal, state and local laws, regulations, requirements, decisions and orders relating to pollution, protection of the Environment,  protection of human health and safety (as such is affected by Hazardous Materials including those relating to the Release or threat of Release of Hazardous Materials) and Hazardous Materials (“Environmental Laws”); (ii) there has been no Release of Hazardous Materials at, to or from any real property currently or formerly owned, leased or operated by the Company or any of its subsidiaries, and neither the Company nor any of its subsidiaries has at any time Released at, to or from any location, or otherwise handled, stored or disposed of Hazardous Materials as would reasonably be expected to result in the Company or any of its subsidiaries incurring any liability under Environmental Law; (iii) the Company and its subsidiaries have received and are in compliance with all permits, licenses or other approvals, required of them under applicable Environmental Laws to conduct their respective businesses and own and operate their properties; and (iv) neither the Company nor any of its subsidiaries has received notice of any actual or potential liability under, or actual or alleged violation of, any Environmental Law, including for investigation or remediation of any Release of Hazardous Materials; (v) the Company and its subsidiaries are not aware of any issues or conditions regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws concerning Hazardous Materials that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries; (vi) neither the Company nor any of its subsidiaries has received notice that any of its currently or formerly owned, leased or operated real property is listed or proposed for listing, on the National Priorities List issued pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601-9675 (“CERCLA”) by the United States Environmental Protection Agency (the

“EPA”) or on any similar list or inventory issued pursuant to any other applicable Environmental Law; and (vii) neither the Company nor any of its subsidiaries anticipates material capital expenditures relating to any Environmental Laws, except, in the case of clauses (i) – (vii) hereof, as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. For purposes of this Agreement, “Environment” means ambient air, surface water, groundwater, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Hazardous Materials” means any substance, material, pollutant, contaminant, chemical, waste, compound, or constituent, in any form, including without limitation, petroleum and petroleum products, subject to regulation or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility.

(v)           Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(w)          Except as disclosed in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the Offering.

(x)           Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change, any development involving a prospective material adverse change or any development that would reasonably be expected to result in a material adverse change in the assets, business, condition (financial or otherwise), management, results of operations, or earnings of the Company and its subsidiaries, taken as a whole; (ii) the Company and its subsidiaries have not incurred any liability or obligation, direct or contingent, nor entered into any transaction, in each case that is material to the Company and its subsidiaries, taken as a whole; (iii) the Company and its subsidiaries have not sustained any loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case that is material to the Company and its subsidiaries taken as a whole; (iv) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or its subsidiaries, taken as a whole: except in each such case as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(y)           The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except those described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

(z)           Except (1) as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or (2) as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries own or possess adequate rights to use or are licensed to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted, (ii) the conduct of their respective businesses does not conflict with any such rights of others and (iii) the Company and its subsidiaries have not received any written notice of any claim of infringement of or conflict with any such rights of others.

(aa)         Except as described in the Registration Statement, Time of Sale Prospectus and Prospectus, each of the Company and its subsidiaries has complied, and is presently in compliance, in all material respects, with its privacy policies, applicable privacy rules and third party obligations regarding the collection, use, transfer, storage, protection, disposal and disclosure of personally identifiable information.

(bb)         Except (1) as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or (2) as would not reasonably be expected to have a Material Adverse Effect, no labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Company, neither the Company nor any of its subsidiaries is in violation of any provision of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of its subsidiaries in any material respect.

(cc)         The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(dd)         Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and except as would not be reasonably expected to have a Material Adverse Effect, individually or in the aggregate, the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(ee)         No subsidiary of the Company is subject to any material direct or indirect prohibition on paying any dividends to the Company, on making any other distribution on such subsidiary’s capital stock, on repaying to the Company any loans or advances to such subsidiary from the Company or on transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except under the Senior Secured Credit Facility, as amended, or as described in the Time of Sale Prospectus.

(ff)          The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”).

(gg)         The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, the Company’s principal executive officer and principal financial officer, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles, including without limitation internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States general accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective in performing the functions for which it was established, and, since the end of the Company’s most recent audited fiscal year, there has been no significant deficiency (other than any significant deficiency that has been communicated to the audit committee of the Company’s board of directors pursuant to the Public Company Accounting Oversight Board’s Auditing Standard No. 5 and which information has been communicated to the Underwriter) or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) that is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh)         The Company maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, that is required to be disclosed by the Company in reports that it files or maintains under the Exchange Act, is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective in performing the functions for which they were established; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act, and the statements made in each such certification are accurate.

(ii)           Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements (i) referred to or described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, except as would not be reasonably expected to have a Material Adverse Effect, or (ii) filed as an exhibit to, the Registration Statement; and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, except in such cases that would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(jj)           There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus which have not been described as required by the Securities Act.

(kk)         All tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those either (i) being contested in good faith and for which adequate reserves have been provided or (ii) which, if not paid, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ll)           Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, controlled affiliate or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Company and its subsidiaries and controlled affiliates have instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures designed to promote and ensure continued compliance with all applicable anti-bribery and anti-corruption laws.

(mm)      The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance, in all material respects, with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (commonly known as the USA PATRIOT Act), the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(nn)         Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, employee, agent, controlled affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the U.S. Department of State and the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(oo)         Except as described in the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(pp)         Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

2.             Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly with the other Selling Stockholders, represents and warrants to and agrees with the Underwriter that:

(a)           This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder, and is a valid and binding agreement of such Selling Stockholder.

(b)           Neither the execution and delivery by such Selling Stockholder of, nor the performance by such Selling Stockholder of its obligations under this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of such Selling Stockholder pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over such Selling Stockholder; (ii) the certificate of incorporation or bylaws (or other organizational documents) of such Selling Stockholder, if applicable, or (iii) any contract, agreement, obligation, covenant or instrument to which such Selling Stockholder (or any of its assets) is subject or bound, except in the case of clauses (i) and (iii) above, for any breach, violation, conflict, contravention, imposition or default as materially impairs the ability of such Selling Stockholder to perform its obligations contemplated under this Agreement; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, except such as may be required by the securities or blue sky laws of the various jurisdictions in connection with the offer and sale of the Shares.

(c)           Such Selling Stockholder now is and, on the Closing Date and on each Option Closing Date, will be the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement, and has, and on the Closing Date and on each Option Closing Date will have, valid marketable title to, or a valid “security entitlement” (within the meaning of Sections 8-102 and 8-501 of the New York Uniform Commercial Code (the “UCC”)) in respect of, the number of Shares to be sold by such Selling Stockholder, free and clear of all “adverse claims” (within the meaning of Section 8-102 of the UCC), and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.

(d)           Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to the securities account of the Underwriter (assuming that neither DTC nor the Underwriter has “notice of any adverse claim” (within the meaning of Section 8-105 of the UCC) to such Shares), (i) DTC shall be a “protected purchaser” of such Shares (within the meaning of Section 8-303 of the UCC), (ii) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares, and (iii) no action based on any “adverse claim” (within the meaning of 8-102 of the UCC) to such Shares may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” (within the meaning of Section 8-102 of the UCC), (a)

appropriate entries to the account of the Underwriter on the records of DTC will have been made pursuant to the UCC, and (aa) DTC’s jurisdiction for purposes of Section 8-110 of the UCC is the State of New York.

(e)           Such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus.

(f)            Such Selling Stockholder has not, directly or indirectly, taken any action designed to or which will constitute, or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Shares.

(g)           Such Selling Stockholder (i) does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the Offering contemplated by this Agreement, except for such rights as are described in the Registration Rights Agreement dated as of July 22, 2015, (ii) does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by other Selling Stockholders to the Underwriter pursuant to this Agreement, except for such rights as such Selling Stockholder has waived prior to the date hereof and as have been described in the Registration Statement and Time of Sale Prospectus, and (iii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Time of Sale Prospectus.

(h)           Such Selling Stockholder will not directly or indirectly use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(i)            The Registration Statement , when it became effective and at the time of execution of this Agreement, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) at the time of filing thereof, the Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) the Time of Sale Prospectus at the Time of Sale did not, at the Closing Date and, if applicable, at each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iv) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, at the Closing Date and at each Option Closing Date, if any, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 2(k) are limited exclusively to statements or omissions of material fact made in reliance upon information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, Preliminary Prospectus, Time of Sale Prospectus, road show or the Prospectus, it being understood and agreed that the only such information furnished by or on behalf of any Selling Stockholder consists of the legal name and address of, and the number of shares beneficially owned and offered by such Selling Stockholder, and the other information with respect to such Selling Stockholder that appears under the caption “Principal and Selling Stockholders” in the Preliminary Prospectus, Time of Sale Prospectus and Prospectus (the “Selling Stockholder Information”).

(j)            Such Selling Stockholder is not prompted by any material information concerning the Company or its subsidiaries which is not set forth in the Time of Sale Prospectus to sell the Shares pursuant to this Agreement.

3.             Agreements to Sell and Purchase. Each of the Selling Stockholders, severally and not jointly, hereby agrees to sell up to the number of Shares set forth opposite such Selling Stockholder’s name in Schedule II hereto to the Underwriter at a price of $12.95 per share (the “Purchase Price”), and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions herein set forth, agrees to purchase from the Selling Stockholders at the Purchase Price the number of Shares (subject to such adjustments to eliminate fractional shares as the Underwriter may determine) set forth opposite the name of the Underwriter in Schedule I hereto.

Moreover, each Selling Stockholder, severally and not jointly, hereby agrees to sell up to the number of Additional Shares set forth opposite such Selling Stockholder’s name in Schedule II hereto to the Underwriter at the Purchase Price, and the Underwriters, upon the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, shall have the right (but not the obligation) to purchase up to the total number of Additional Shares at the Purchase Price.  The Underwriter may exercise this right in whole or from time to time in part by giving written notice not later than nine days after the date of this Agreement, or December 16, 2016.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriter and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date (as defined below) or later than four business days after the date of such notice.  Additional Shares may be purchased by the Underwriter solely for the purpose of covering over-allotments made in connection with the Offering of the Firm Shares.  Each day, if any, on which Additional Shares are to be purchased is herein referred to as an “Option Closing Date”.

4.             Terms of Public Offering. It is understood that the Underwriter proposes to offer the Shares for sale to the public initially at $13.35 per share (the “Public Offering Price”) and to certain dealers selected by the Underwriter at a price that represents a concession not in excess of $.3500 per share under the Public Offering Price, as set forth in the Prospectus.

5.             Payment and Delivery. Payment for the Firm Shares to be sold by the Selling Stockholders shall be made to the Selling Stockholders in Federal or other funds immediately available in New York against delivery of such Firm Shares for the account of the Underwriter at 10:00 a.m., Eastern Standard Time, on December 13, 2016, or at such other time on the same or such other date, not later than December 20, 2016, as shall be designated in writing by the Underwriter.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Selling Stockholders in Federal or other funds immediately available in New York against delivery of such Additional Shares for the account of the Underwriter at 10:00 a.m., Eastern Standard Time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than December 23, 2016, as shall be designated in writing by the Representatives.

The Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Shares shall be delivered to the Underwriter on the Closing Date or an Option Closing Date, as the case may be, for the account of the Underwriter, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriter duly paid against payment of the Purchase Price therefor. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) for the account of the Underwriter, unless the Underwriter shall otherwise instruct. The certificates for the Shares, if any, will be made available for inspection and packaging by the Underwriter at the office of DTC or its designated custodian not later than 12:00 p.m., Eastern Standard Time, on the business day prior to the Closing Date or the Option Closing Date, as the case may be.

6.             Conditions to the Underwriter’s Obligations. The several obligations of the Underwriter are subject to the condition that all representations and warranties on the part of the Company and each Selling Stockholder contained in this Agreement are true and correct, the condition that the Company and each Selling Stockholder have performed their respective obligations required to be performed prior to the Closing Date and the following further conditions:

(a)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Option Closing Date, if any:

(i)            there shall not have occurred any change, or any development involving a prospective change, in the assets, business, condition (financial or otherwise), management, operations or earnings of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that makes it, in the Underwriter’s judgment, impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)           The Underwriter shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be; (ii) that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be; and (iii) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened, and as to such other matters as the Underwriter may reasonably request.  The delivery of the certificate provided for in this Section 6(b) shall constitute a representation and warranty of the Company as to the statements made in such certificate.

(c)           The Underwriter shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by each Selling Stockholder, to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, and that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be, and as to such other matters as the Underwriter may reasonably request.

(d)           The Underwriter shall have received on the Closing Date and each Option Closing Date, if any, an opinion of King & Spalding LLP, outside counsel for the Company, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriter.

(e)           The Underwriter shall have received on the Closing Date and each Option Closing Date, if any,an opinion of King & Spalding LLP, outside counsel for the Selling Stockholders, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriter.

(f)            The Underwriter shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Proskauer Rose LLP, counsel for the Underwriter, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriter. In rendering such opinion, Proskauer Rose LLP may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials.

(g)           The Underwriter shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, from BDO USA, LLP and Crowe Horwath LLP, addressed to the Underwriter and copied to each member of the Company’s board of directors who signed the Registration Statement at any time, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(h)           The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 7(b) hereof, and any issuer free writing prospectus or other material required to be filed by the Company pursuant to Rule 433 under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act and in accordance with Section 7(b) hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter’s reasonable satisfaction. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or each Option Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction, decree or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or each Option Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(i)            The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Underwriter and the stockholders, officers and directors of the Company listed in Exhibit B relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Underwriter on or before the date hereof, shall be in full force and effect on the Closing Date.

(j)            The Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

The obligation of the Underwriter to purchase Additional Shares hereunder is subject to the delivery to the Underwriter on the applicable Option Closing Date of such documents as the Underwriter may reasonably request, including certificates of officers of the Company, legal opinions and an accountants’ comfort letter, and other matters related to the issuance of such Additional Shares.

7.             Covenants of the Company. The Company covenants with the Underwriter as follows:

(a)           To the extent requested, to furnish to the Underwriter, without charge, two signed copies of the Registration Statement (including exhibits thereto), and to furnish to the Underwriter in Los Angeles, California, without charge, prior to 10:00 a.m. Eastern Standard Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(g) or 7(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments (including prospectus wrappers) thereto or to the Registration Statement as the Underwriter may reasonably request.

(b)           To cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Underwriter an “electronic Prospectus” to be used by the Underwriter in connection with the Offering of the Shares.  As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriter, including, but not limited to, portable document format, or PDF, that may be transmitted electronically by the Underwriter to offerees and purchasers of the Shares; and (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate.  The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(c)           Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Underwriter a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriter reasonably object, to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus including, the Prospectus required to be filed pursuant to such Rule, and to file any issuer free writing prospectus to the extent required by Rule 433 under the Securities Act.

(d)           To furnish to the Underwriter a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Underwriter reasonably objects.

(e)           Not to take any  action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(f)            To advise the Underwriter promptly (i) when any amendment to the Registration Statement has been filed or becomes effective, (ii) when any supplement to the Prospectus or any issuer free writing prospectus or any Permitted Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed, (iii) of any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or Prospectus or for additional information with respect thereto, or (iv) of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus; and if the Commission should enter such a stop order, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

(g)           If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h)           If, during such period after the first date of the Offering as in the opinion of counsel for the Underwriter the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) to which Shares may have been sold by the Underwriter and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(i)            If, at or after the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Rule 462 Registration Statement, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A or 430C under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(j)            To file in a timely manner all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the Offering of the Shares.

(k)           Promptly to furnish such information or to take such action as the Underwriter may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such states and other jurisdictions (domestic or foreign) as the Underwriter shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares); and to promptly advise the Underwriter of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(l)            To make generally available to the Company’s security holders and to the Underwriter as soon as practicable an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(m)          To use its best efforts to maintain the listing of the Common Stock, including the Shares, on the Exchange.

(n)           During the period beginning on the date hereof and ending 60 days after the date of the Prospectus, and without the prior written consent of the Underwriter, not to (i) issue, offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether such transaction described in clause (i) or (ii) above is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (iv) publicly disclose or announce an intention to effect any transaction specified in clause (i), (ii) or (iii) above.  The restrictions contained in the preceding sentence shall not apply to (A) the Shares to be sold hereunder, (B) the grant of options to purchase shares of Common Stock pursuant to the Company’s stock option plans and its omnibus equity plan under the terms of such plans in effect on the date hereof and disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided such options are granted at fair market value and in amounts and with exercise terms consistent with the Company’s past practice, or the sale of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus (or

the filing of a registration statement on Form S-8 to register the shares of Common Stock issuable under such plans), (C) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date of the Underwriting Agreement, or (D) the issuance of shares of Common Stock or securities exercisable for, convertible into or exchangeable for Common Stock in connection with any acquisition,  merger, collaboration, licensing or other joint venture or strategic transaction involving the Company in an amount not to exceed 10% of the Company’s outstanding Common Stock as of the Closing Date, provided further that, in the case of an issuance pursuant to this clause (D), any recipient of shares of common stock shall have executed and delivered to the Underwriter a lock-up agreement in the form of Exhibit A hereto.  If, during the 60-day period, the closing price of the Company’s common stock on the NASDAQ Global Select Market is in excess of $14.00 per share for five trading days, this lock-up agreement shall be terminated and be of no further force or effect.

(o)           To prepare, if the Underwriter reasonably requests, a final term sheet relating to the Offering, containing only information that describes the final terms of the Offering in a form consented to by the Underwriter, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date on which the final terms have been established for the Offering.

(p)           To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act.

(q)           Not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(r)            Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(s)            To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(t)            To use its commercially reasonable efforts to cause the Shares to be eligible for clearance through DTC.

(u)           To promptly notify the Underwriter if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) the time when a prospectus relating to the Shares is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (b) the expiration of the lock-up period described in Section 7(n) above.

(v)           If at any time following the distribution of any Permitted Testing-the-Waters Communication, there occurred or occurs an event or development as a result of which such Permitted Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriter and will promptly amend or supplement, at its own expense, such Permitted Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

8.             Covenants of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly with the other Selling Stockholders, covenants to the Underwriter as follows:

(a)           Such Selling Stockholder has or shall furnish to the Underwriter on or prior to the date hereof, a “lock-up” agreement in substantially the form of Exhibit A hereto, which lock-up agreement shall be duly authorized, executed and delivered by such Selling Stockholder.

(b)           Each Selling Stockholder agrees to advise the Underwriter promptly, and if requested by the Underwriter, confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Securities Act, any change in information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus that relates to such Selling Stockholder.

(c)           Such Selling Stockholder will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and such Selling Stockholder will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.  If the limitations of Rule 102 do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Underwriter (or, if later, at the time stated in the notice), such Selling Stockholder will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

(d)           Such Selling Stockholder shall deliver to the Underwriter prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

(e)           Such Selling Stockholder shall not prepare or have prepared on its behalf or use or refer to, any “prospectus” (within the meaning of the Securities Act), other than the Prospectus, or any free writing prospectus or Testing-the-Waters Communication in connection with the offer or sale of the Shares.

9.             Expenses.  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s and Selling Stockholders’ counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriter, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any securities or blue sky memorandum in connection with the offer and sale of the Shares under the securities laws of the jurisdictions in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided in Section 7(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with a “blue sky” memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriter incurred in connection with the review and qualification of the Offering of the Shares by FINRA (provided that the amount payable by the Company to the counsel to the underwriters pursuant to subsections (iii) and (iv) above, shall not exceed $30,000 in the aggregate), (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Offering, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel, food and lodging expenses of the representatives and officers of the Company and any such consultants, provided, however, that the Underwriter shall pay for 50% of the costs and expenses of any chartered flight used in connection with the road show presentation on which there is  or is planned to be a representative of the Underwriter and a representative of the Company, and the Company shall pay 100% of the costs and expenses of any chartered flight on which there is a representative of the Company but no representative of the Underwriter, (viii) the document production charges and expenses associated with printing this Agreement, (ix) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with offers and sales outside of the United States and the preparation of any prospectus wrappers or disclosures deemed advisable or necessary to comply with foreign securities laws and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

Whether or not the sale of the Shares provided for herein is consummated, the Selling Stockholders will pay or cause to be paid all costs and expenses incident to the performance of the Selling Stockholders’ obligations hereunder that are not otherwise specifically provided for in this Section 9, including (i) any fees and expenses of counsel for and other advisors to the Selling Stockholders and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholders to the Underwriter hereunder.

Except as expressly set forth herein, the Underwriter will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.  Notwithstanding the above, if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 is not satisfied, because of any termination of this Agreement by the Underwriter pursuant to Section 11(a) or (c) hereof or because of any refusal, inability or failure on the part of the Company to perform any obligation or covenant hereunder or comply with any provision hereof other than by reason of a default by the Underwriter, then the Company will reimburse the Underwriter on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by the Underwriter in connection with this Agreement or in furtherance of the Offering.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Selling Stockholders may otherwise have for the allocation of such expenses among themselves.

10.          Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless the Underwriter and its directors and officers, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities, including actions and other proceedings in respect thereof and including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim, action or other proceeding (any of the foregoing being a “Loss”), caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated

therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, any Written Testing-the-Waters Communication or the Prospectus or any amendment or supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable under this Section 10(a) to the extent that such Losses are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by the Underwriter expressly for use therein.

(b)           Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Underwriter and its directors and officers, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all Losses caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, any Written Testing-the-Waters Communication or the Prospectus or any amendment or supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading , in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with the Selling Stockholder Information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use therein. The liability of each Selling Stockholder under this Section 10(b) shall be limited to an amount equal to the aggregate net proceeds (after deducting underwriting commissions and discounts, but before deducting expenses) applicable to the Public Offering Price of the Shares sold by such Selling Stockholder under this Agreement (the “Selling Stockholder Proceeds.”)

(c)           The Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) and (b) above, but with respect to any and all Losses caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, any Written Testing-the-Waters Communication or the Prospectus or any amendment, supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by the Underwriter expressly for use therein.

(d)           In case any claim, action or other proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b) or 10(c) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate law firm (in addition to any local counsel) for the Underwriter and all persons, if any, who control the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of the Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate law firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such

Section, and (iii) the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate law firm for the Underwriter and such control persons and affiliates of the Underwriter, such law firm shall be designated in writing by the Underwriter.  In the case of any such separate law firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate law firm for the Selling Stockholders and such control persons of any Selling Stockholders, such law firm shall be designated in writing by the persons named as attorneys in fact for the Selling Stockholders under the Powers of Attorney.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, then the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and more than 60 days after the receipt by the indemnifying party of the terms of such settlement and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on Losses that are the subject matter of such proceeding.

(e)           To the extent the indemnification provided for in Section 10(a), 10(b) or 10(c) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  The relative benefits received by the Selling Stockholders on the one hand and the Underwriter on the other hand in connection with the Offering shall be deemed to be in the same respective proportions as the net proceeds from the Offering (after deducting underwriting commissions and discounts, but before deducting expenses) received by each Selling Stockholder and the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Selling Stockholders on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Stockholders or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  No Selling Stockholder shall be liable under the contribution agreement contained in this paragraph and the indemnification provisions of this Section 10 in excess of an amount equal to such Selling Stockholder’s respective portion of the Selling Stockholder Proceeds.

(f)            The Selling Stockholders and the Underwriter agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Selling Stockholders and the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(e).  Notwithstanding the provisions of this Section 10, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the Offering of the Shares exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity. For the avoidance of doubt, the aggregate liability of each Selling Stockholder under the indemnity and contribution agreements contained in this Section 10 shall not exceed such Selling Stockholder’s respective portion of the Selling Stockholder Proceeds.

(g)           The indemnity and contribution provisions contained in this Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter, any person controlling the Underwriter or any affiliate of the Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

11.          Termination.  The Underwriter may terminate this Agreement by giving notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Additional Shares, prior to the Option Closing Date  (a) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business, (b) trading generally shall have been suspended or materially limited or minimum or maximum prices shall have been established, or maximum ranges for prices have been required, on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, LLC, or the NASDAQ Global Select Market, or by order of the Commission or FINRA or any other governmental authority, (c) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (d) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (e) any moratorium or material limitation on commercial banking activities shall have been declared by Federal or state authorities, (f) there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war, or (g) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (f) or (g), makes it, in the Underwriter’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus (exclusive of any supplement thereto).

12.          Effectiveness; Defaulting Underwriter. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

(a)           If, on the Closing Date, there is more than one underwriter party to this Agreement and any underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder on such date (the “Defaulted Shares”), then the non-defaulting Underwriters shall have the right in their discretion to arrange for the purchase by one or more of the non-defaulting Underwriters, or any other underwriter satisfactory to the Company, of all but not less than all of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth. If within 36 hours after such default by any underwriter, the underwriters do not arrange for the purchase of such Defaulted Shares, then the Selling Stockholders shall be entitled to a further period of 36 hours (which may be waived by the Selling Stockholders) within which to procure another party or other parties satisfactory to the non-defaulting underwriters to purchase the Defaulted Shares on such terms as are acceptable to the Selling Stockholders.  In the event that, within the respective prescribed periods, the underwriters notify the Company that they have so arranged for the purchase of the Defaulted Shares, or the Selling Stockholders notify the underwriters that they have so arranged for the purchase of the Defaulted Shares, the underwriters or the Selling Stockholders shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Time of Sale Prospectus or the Prospectus which may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to the Defaulted Shares.

(b)           If, after giving effect to any arrangements for the purchase of Defaulted Shares by the underwriters or the Selling Stockholders as provided in subsection (a) above, the aggregate number of Defaulted Shares that remains unpurchased does not exceed one-tenth of the aggregate number of the Shares to be purchased on the Closing Date, then the Selling Stockholders shall have the right to require each non-defaulting underwriter to purchase the number of Shares which such underwriter agreed to purchase under this Agreement at the Closing Date or an Option Closing Date, as the case may be, and in addition, to require each non-defaulting underwriter to purchase its pro rata share (based on the number of Shares which such underwriter agreed to purchase hereunder) of the Defaulted Shares for which such arrangements have not been made; but nothing herein shall relieve a defaulting underwriter from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of Defaulted Shares by the underwriters or the Selling Stockholders as provided in subsection (a) above, the aggregate number of Defaulted Shares that remains unpurchased does not exceed one-tenth of the aggregate number of the Shares to be purchased on the Closing Date or an Option Closing Date, as the case may be, and if the Selling Stockholders shall not exercise the right described in subsection (b) above to require the non-defaulting underwriters to purchase the Defaulted Shares, then this Agreement (or, with respect to an Option Closing Date, the obligations of the Underwriter to sell the Additional Shares) shall thereupon terminate, without liability on the part of any non-defaulting underwriter, or the Selling Stockholders, except for expenses to be borne by the Company and the underwriters as provided in Section 9 and the indemnification and contribution agreements in Section 10 hereof; but nothing herein shall relieve any defaulting underwriter from liability for its default.

(d)           Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholder or any non-defaulting Underwriter for damages caused by its default.

For the avoidance of doubt, to the extent there is only a single underwriter (as contemplated in the first paragraph of this Agreement), provisions (a), (b), (c) and (d) of this Section 12 shall be deemed to be deleted from this Agreement and shall have no force or effect.

13.          Default by the Selling Stockholders.  If one or more of the Selling Stockholders shall fail or refuse on the Closing Date or an Option Closing Date to sell and deliver the number of Shares that the Selling Stockholder is obligated to sell hereunder, then the Underwriter may, at its option, by notice to the Company and the Selling Stockholders, terminate this Agreement without liability on the part of any non-defaulting party.  In any such case, where the Underwriter waives such failure or refusal, the Underwriter, the Company or the Selling Stockholders shall have the right to postpone the Closing Date or an Option Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus and in any other documents or arrangements may be effected.  Any action taken under this Section shall not relieve the defaulting Selling Stockholder from liability in respect of any default of the Selling Stockholder under this Agreement.

14.          Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Stockholders and the Underwriter set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, any Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Shares.  The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

15.          Entire Agreement; No Advisory or Fiduciary Relationship.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the Offering, represents the entire agreement between the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the Offering, and the purchase and sale of the Shares.

(b)           The Company and the Selling Stockholders acknowledge that in connection with the Offering:  (i) the Underwriter has acted at arm’s length, is not an agent of, and owe no fiduciary duties to, the Company, any Selling Stockholder or any other person; (ii) the Underwriter owes the Company and the Selling Stockholders only those duties and obligations set forth in this  Agreement and prior written agreements (to the extent not superseded by this Agreement), if any; (iii) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the Offering and each of the Company and the Selling Stockholders has consulted its, her or his respective legal, accounting, regulatory and tax advisors to the extent that it, she or he deemed appropriate; and (iv) the Underwriter may have interests that differ from those of the Company and the Selling Stockholders.  Each of the Company and the Selling Stockholders waives to the fullest extent permitted by applicable law any claims it may have against the Underwriter arising from an alleged breach of fiduciary duty in connection with the Offering.

16.          Intended Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and the Selling Stockholders and their respective successors.  No purchaser of Shares from the Underwriter shall be deemed to be a successor by reason merely of such purchase.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any individual or entity, other than the Underwriter, the Company and the Selling Stockholders and their respective successors, and the controlling persons, affiliates, officers and directors referred to in Section 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement is intended to be for the sole and exclusive benefit of the Underwriter,  the Company and the Selling Stockholders and their respective successors, and said controlling persons, affiliates, officers and directors and their heirs and legal representatives, and for the benefit of no one else.

17.          Partial Unenforceability.  The invalidity or unenforceability of any Section, subsection, paragraph, clause or other provision of this Agreement shall not affect the validity or enforceability of any other Section, subsection, paragraph, clause or other provision hereof.  If any Section, subsection, paragraph, clause or other provision of this Agreement is for any reason determined to be invalid or unenforceable, then there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make the remainder of this Agreement valid and enforceable.

18.          Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. An executed counterpart of a signature page of this Agreement delivered by facsimile, e-mail or other electronic means, shall be deemed to have, for all purposes, the same force and legal effect as delivery of an original, manually executed counterpart of this Agreement.

19.          Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

20.          TRIAL BY JURY.  THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SUBSIDIARIES, SHAREHOLDERS AND AFFILIATES), EACH OF THE SELLING STOCKHOLDERS AND THE UNDERWRITER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

21.          Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

22.          Research Analyst Independence. The Company and Selling Stockholders acknowledge that (a) the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies and (b) the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, the value of the Common Stock and/or the Offering that differ from the views of their respective investment banking divisions.  The Company and Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that they may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by the Underwriter’s independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company and/or Selling Stockholders by the Underwriter’s investment banking division.  The Company and Selling Stockholders acknowledge that the Underwriter is a full service securities firm and as such, from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that are the subject of the transactions contemplated by this Agreement.

23.          Notices.  All communications hereunder shall be in writing and effective only upon receipt and shall be delivered, mailed or sent to the parties as follows:

(a)                                If to the Underwriter, to:

B. Riley and Co.

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

with a copy to:

Legal Department

B. Riley and Co., LLC

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

(b)                                If to the Company, to:

MCBC Holdings, Inc.
100 Cherokee Cove Drive
Vonore, TN 37885

with a copy to:

King & Spalding LLP
1180 Peachtree Street, NE
Atlanta, Georgia 30309

Attn: Keith M. Townsend

(c)                                 If to the Selling Stockholders, to:

Wayzata Investment Partners LLC

701 East Lake Street

Suite 300, Wayzata

Minnesota 55391

with a copy to:

King & Spalding LLP
1180 Peachtree Street, NE
Atlanta, Georgia 30309

Attn: Keith M. Townsend

[Signature page follows]

Very truly yours,

MCBC HOLDINGS, INC.

By:	/s/ Timothy M. Oxley
	Name:	Timothy M. Oxley
	Title:	Chief Financial Officer

WAYZATA OPPORTUNITIES FUND II, L.P.

By:	WOF II GP, L.P., its General Partner
By:	WOF II GP, LLC, its General Partner

By:	/s/ Joseph M. Deignan
	Name:	Joseph M. Deignan
	Title:	Authorized Signatory

WAYZATA OPPORTUNITIES FUND OFFSHORE II, L.P.

By:	Wayzata Offshore GP II, LLC, its General Partner

By:	/s/ Joseph M. Deignan
	Name:	Joseph M. Deignan
	Title:	Authorized Signatory

Accepted as of the date hereof

B. Riley & Co., LLC

By:	/s/ Michael Markunas
	Name:	Michael Markunas
	Title:	Deputy G.C. & CCO

SCHEDULE I

Underwriter	Number of Shares To Be Purchased

B. Riley & Co., LLC	1,300,000
Total:	1,300,000

SCHEDULE II

Selling Stockholder	Number of Shares To Be Sold	Number of Additional Shares To be Sold

Wayzata Opportunities Fund II, L.P.	1,153,093	172,964

Wayzata Opportunities Fund Offshore II, L.P.	146,907	22,036

Total:	1,300,000	195,000

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SCHEDULE III

Time of Sale Prospectus

1.                   Preliminary Prospectus Supplement dated December 7, 2016, together with the Base Prospectus

2.                   Orally communicated pricing information:

Number of Firm Shares to be Sold:  1,300,000

Number of Shares Subject to Over Allotment Option: 195,000

Initial Price to the Public: $13.35 per share

EXHIBIT A

FORM OF LOCK-UP LETTER TO BE SIGNED BY OFFICERS, DIRECTORS AND CERTAIN SHAREHOLDERS

, 2016

B. Riley and Co., LLC

As the Underwriter

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Ladies and Gentlemen:

The undersigned understands that B. Riley and Co., LLC (the “Underwriter”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with MCBC Holdings, Inc., a Delaware corporation (the “Company”) and the selling stockholders named therein, providing for the public offering (the “Public Offering”) by the Underwriter, of                shares (the “Shares”) of the common stock, par value $0.01 of the Company (the “Common Stock”).

To induce the Underwriter that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Underwriter, it will not, during the period commencing on the date hereof and ending 60 days after the date of the final prospectus relating to the Public Offering (the “Restricted Period”), (1) directly or indirectly offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, or establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (each within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for or that represent the right to receive shares of Common Stock, (2) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (3) file or approve the filing of any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or make any demand for or exercise any right with respect to (other than piggyback registration rights, if any) the registration of any shares of Common Stock or the filing of any registration statement with respect thereto, or (4) publicly disclose or announce an intention to

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effect any transaction specified in clause (1), (2) or (3).  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer by the undersigned of shares of Common Stock except in compliance with this lock-up agreement.

The foregoing restrictions shall not apply to (a) the sale of the Shares in the Public Offering, (b) sales of shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (c) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts, or by will or intestacy upon the death of the undersigned, (d) transfers by will or estate or intestate succession to the undersigned’s family, or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s family, (e) transfers, dispositions or distributions, if the undersigned is not a natural person, of shares of Common Stock or any security convertible into Common Stock to limited or general partners, members, subsidiaries, stockholders or affiliates of the undersigned to the extent the undersigned is a partnership, limited liability company, corporation or other business entity, (f) the exercise of any options to purchase shares of Common Stock or the vesting, award, delivery or settlement of shares of Common Stock and the receipt by the undersigned from the Company of shares of Common Stock thereunder, in each case pursuant to the Company’s stock option or equity-based compensation plans that are described in the registration statement and prospectus related to the Public Offering or have been previously filed with the Securities and Exchange Commission, and sales of such shares of Common Stock in transactions exempt from Section 16(b) of the Exchange Act that are issued upon exercise of such options or warrants or such vesting, award, delivery, settlement or receipt in order to pay or provide for any taxes due on such exercise, vesting, delivery, settlement or receipt or to pay the exercise price therefor, (g) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act relating to sales by the undersigned of shares of Common Stock, if then permitted by the Company, provided that the shares subject to such plan may not be sold until after the expiration of the Restricted Period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required or voluntarily made during the Restricted Period, or (h) dispositions of Common Stock to a bona fide third party pursuant to a tender offer or any other transaction, including, without limitation, a merger, consolidation or other business combination, made to all holders of Common Stock involving a change of control (as defined below) of the Company and approved by the Company’s board of directors; provided, that (i) all Common Stock subject to this letter agreement that is not so transferred, sold, tendered or otherwise disposed of remain subject to this letter agreement; and (ii)  if such tender offer or other transaction is not completed, any Common Stock subject to this letter agreement shall remain subject to the restrictions herein and title to the undersigned’s shares shall remain with the undersigned; further provided that (A) in the case of any transfer, dispositions, distribution or issuance pursuant to clause (c), (d) or (e) each donee, heir, legatee, trustee, distributee, dispositionee, transferee or recipient shall sign and deliver (or has signed and delivered) a lock-up letter substantially in the form of this letter for the balance of the Restricted Period, (B) in

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the case of any transfer, disposition or distribution pursuant to clauses (b), (c), (d) or (f), no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period, and, (C) any filing or announcement by the Company or the undersigned relating to a transfer, disposition or distribution under clause (e) or (h) above shall briefly note the applicable circumstances that cause such clause to apply and explain that the filing or announcement relates solely to transfers, dispositions or distributions falling within the category described in the relevant clause.  For purposes of clause (h), “change of control” means the consummation of any bona fide third party tender offer, merger, consolidation or other business combination the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than Wayzata Opportunities Fund Offshore II, L.P. and Wayzata Opportunities Fund II, L.P., becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% of total voting power of the voting stock of the Company.

The undersigned understands that, if the undersigned is an officer or director of the Company, (1) this agreement shall be applicable to any issuer-directed shares that the undersigned may purchase in the Public Offering, (2) the Underwriter will notify the Company at least three business days before the effective date of any release or waiver of the foregoing restrictions.

The undersigned understands that the Company and the Underwriter are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter.

It is understood that, if (i) the Company or the Selling Stockholders notify the Underwriter in writing that it does not intend to proceed with the Public Offering, (ii) the Underwriter notifies the Company and Selling Stockholders that it does not intend to proceed with the Public Offering, (iii) the Registration Statement on Form S-3 is withdrawn; (iv) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares or (v) the Public Offering is not completed by December 15, 2016, this lock-up agreement shall be terminated and be of no further force or effect.

It is further understood that if, during the Restricted Period, the closing price of the Company’s common stock on the NASDAQ Global Select Market exceeds $14.00

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per share for five trading days, this lock-up agreement shall be terminated and be of no further force or effect.

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Very truly yours,

(Name)

(Address)

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EXHIBIT B

PARTIES TO SIGN LOCK-UP AGREEMENTS

Wayzata Opportunities Fund II, L.P.
Wayzata Opportunities Fund Offshore II, L.P.
Frederick A. Brightbill
Terry D. McNew
Timothy M. Oxley
Christopher Keenan
Joseph M. Deignan
Donald Campion
Roch B. Lambert
Peter G. Leemputte

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